Certifications



I, James R. Solakian, Chief Executive and Financial Officer certify that:


1. I have reviewed this quarterly report on Form 10-QSB of ORS Automation, Inc.;


2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;


3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all mate-rial respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;


4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:


 a) designed such disclosure controls and procedures to ensure that mate-rial information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particu-larly during the period in which this quarterly report is being prepared;


 b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report; and


 c) presented in this quarterly report our conclusions about the effective-ness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;


5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit com-mittee of the registrant's board of directors (or persons performing the equivalent functions):





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 a)    all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and



 b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and





6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal con-trols subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


November 12, 2003



      /s/    James R. Solakian



             James R. Solakian
      Chief Executive and Financial Officer





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Certification of Chief Financial Officer:


I, James R. Solakian, certify, as required by Section 302 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:


1. I have reviewed this quarterly report on Form 10-QSB of ORS Automation, Inc.;


2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;


3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all mate-rial respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;


4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 15d-14) for the registrant and I have:


 a) designed such disclosure controls and procedures to ensure that mate-rial information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particu-larly during the period in which this quarterly report is being prepared;


 b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report; and


 c) presented in this quarterly report my conclusions about the effective-ness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;


5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the registrant's board of directors (which per-forms the equivalent function):


 a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and


 b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and





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6.  I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to signifi-cant deficiencies and material weaknesses.


November 12, 2003



      /s/    James R. Solakian



            James R. Solakian
          Chief Financial Officer





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                                Exhibit 99.1


                          Certification Pursuant To
                           18 U.S.C. Section 1350,
                           As Adopted Pursuant To
                 Section 906 Of The Sarbanes-Oxley Act Of 2002


In connection with the Quarterly Report of ORS Automation, Inc. (the Company) on Form 10-QSB for the quarter and nine months ending September 30, 2003 as filed with the Securities and Exchange Commission (the Report), I, James R. Solakian, President, Chief Executive Officer and Principal Fi-nancial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


          (1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934;


           and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.





                                           /s/ James R. Solakian


                                               James R. Solakian
                                          Chief Executive Officer
                                       and Principal Financial Officer


                                       Dated: November 12, 2003





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